Delaware The First State Page 1 2024126 8100X Authentication: 202843326 SR# 20220905526 Date: 03-07-22 You may verify this certificate online at corp.delaware.gov/authver.shtml I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS FILED FROM AND INCLUDING THE RESTATED CERTIFICATE OR A MERGER WITH A RESTATED CERTIFICATE ATTACHED OF “UNITED STATES CELLULAR CORPORATION” AS RECEIVED AND FILED IN THIS OFFICE. THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED: RESTATED CERTIFICATE, FILED THE TENTH DAY OF NOVEMBER, A.D. 2014, AT 9:35 O`CLOCK A.M.

Delaware The First State Page 1 2024126 8100 Authentication: 204359193 SR# 20253539118 Date: 08-01-25 You may verify this certificate online at corp.delaware.gov/authver.shtml I, CHARUNI PATIBANDA-SANCHEZ, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “UNITED STATES CELLULAR CORPORATION”, CHANGING ITS NAME FROM "UNITED STATES CELLULAR CORPORATION" TO "ARRAY DIGITAL INFRASTRUCTURE, INC.", FILED IN THIS OFFICE ON THE FIRST DAY OF AUGUST, A.D. 2025, AT 9:08 O`CLOCK A.M.

Delaware The First State Page 1 2024126 8100 Authentication: 204998404 SR# 20254220655 Date: 10-09-25 You may verify this certificate online at corp.delaware.gov/authver.shtml I, CHARUNI PATIBANDA-SANCHEZ, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “ARRAY DIGITAL INFRASTRUCTURE, INC.”, FILED IN THIS OFFICE ON THE NINTH DAY OF OCTOBER, A.D. 2025, AT 10:41 O`CLOCK A.M.

Delaware The First State Page 1 2024126 8100 Authentication: 203980919 SR# 20262680265 Date: 05-20-26 You may verify this certificate online at corp.delaware.gov/authver.shtml I, CHARUNI PATIBANDA-SANCHEZ, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “ARRAY DIGITAL INFRASTRUCTURE, INC.”, FILED IN THIS OFFICE ON THE NINETEENTH DAY OF MAY, A.D. 2026, AT 11:51 O`CLOCK A.M.